-------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                January 26, 1999


                    Structured Asset Securities Corporation
             (Exact Name of Registrant as Specified in its Charter)



       Delaware                     333-68513                74-2440850
---------------------------         ---------             -------------------
State or Other Jurisdiction        (Commission            (I.R.S. Employer
     Of Incorporation)             File Number)           Identification No.)



       200 Vesey Street
      New York, New York                                        10285
-------------------------------                               ----------
(Address of Principal Executive                               (Zip Code)
 Offices)


       Registrant's telephone number, including area code: (212) 526-5594


                                   No Change
          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events/1


     Attached as Exhibit 23 to this Current Report is the consent of PricewaterhouseCoopers LLP to the use of such firm's name under the caption "Experts," and the incorporation by reference of such firm's report dated February 2, 1998 on its audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries, in the Prospectus (as defined herein) relating to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-BC1, Class A1, Class A2, Class AIO, Class B and Class R Certificates (the "Certificates"). The Certificates are offered pursuant to a prospectus supplement, dated January 26, 1999 (the "Prospectus Supplement"), and a prospectus, dated January 15, 1999 (together with the Prospectus Supplement, the "Prospectus"), which were filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates are registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-68513) (the "Registration Statement").


Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  23.    Consent of Experts and Counsel








--------
1 Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        STRUCTURED ASSET SECURITIES
                                           CORPORATION



                                        By:  /s/ Stanley P. Labanowski
                                             -------------------------
                                             Name:  Stanley P. Labanowski
                                             Title: Vice President



Dated:  January 28, 1999

                                 EXHIBIT INDEX



Exhibit No.           Description                            Page No.

23                    Consent of Experts and Counsel            6

                   Exhibit 23 Consent of Experts and Counsel

                                                   PricewaterhouseCoopers LLP
                                                   1301 Avenue of the Americas
                                                   New York, NY  10019-6013
                                                   Telephone  (212) 259-1000
                                                   Facsimile    (212) 259-1301



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Prospectus Supplement of Structured Asset Securities Corporation relating to Mortgage Pass-Through Certificates, Series 1999-BC1, of our report dated February 2, 1998, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997. We also consent to the reference to our firm under the caption "Experts."




                                              /s/ PricewaterhouseCoopers LLP

                                              PricewaterhouseCoopers LLP



January 26, 1999